UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804
(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Capital Market *

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

Following a determination by the Nasdaq Stock Market LLC (“Nasdaq”) to delist the common stock of Sangamo Therapeutics, Inc. (the “Company”), the Company’s common stock was suspended from trading on Nasdaq on May 5, 2026 and currently trades on the OTCID Basic Market under the symbol “SGMOQ”. On July 14, 2026, the Nasdaq Hearings Panel issued a written determination letter denying the Company’s request to continue its listing on Nasdaq.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K under the heading “PTC Asset Purchase Agreement” is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously announced, on June 23, 2026, Sangamo Therapeutics, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (the “Chapter 11 Case”). The case number is 26-10989 and the Chapter 11 Case is styled as In re Sangamo Therapeutics, Inc. On August 12, 2026, the Company announced it successfully concluded a court-supervised auction process under Section 363 of the Bankruptcy Code with respect to certain of the Company’s assets, including selection of a winning bid from PTC Therapeutics, Inc. (“PTC”). On August 25, 2026, the Company entered into an asset purchase agreement with PTC, as further described below.

Additional information about the Chapter 11 Case, including access to court documents, is available online at https://www.veritaglobal.net/SangamoTherapeutics, a website administered by Verita Global, a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

PTC Asset Purchase Agreement

On August 25, 2026, the Company entered into an Asset Purchase Agreement (the “PTC APA”) with PTC, pursuant to which the Company has agreed to sell, and PTC has agreed to purchase, subject to the terms and conditions contained in the PTC APA, all of the Company’s right, title and interest in and to the assets primarily related to ST-920 (isaralgagene civaparvovec), a one-time administered AAV gene therapy product candidate for the treatment of Fabry disease (collectively, the “Purchased Assets”), and PTC has agreed to assume certain specified liabilities of the Company (collectively, the “Assumed Liabilities” and such acquisition of Purchased Assets and assumption of Assumed Liabilities, the “Transaction”), for total consideration consisting of (i) $111,000,000 payable in cash at closing (the “Closing Consideration”) and (ii) up to an additional $100,000,000 in contingent consideration payable upon the achievement of certain specified milestones (the “Milestone Payments”), plus the assumption of the Assumed Liabilities. The Milestone Payments consist of a one-time payment of $80,000,000 upon accelerated approval by the U.S. Food and Drug Administration (the “FDA”) of a biologics license application (“BLA”) for ST-920 for the treatment of Fabry disease based on the Company’s Phase 1/2 STAAR study and related long-term follow-up clinical study (the “STAAR Studies”) and a one-time payment of $20,000,000 upon full approval by the FDA of a BLA for ST-920 for the treatment of Fabry disease based on the STAAR Studies (either as part of the original BLA submission or if an accelerated approval is subsequently converted into a full approval).

The PTC APA was entered into following PTC’s designation as the successful bidder at the auction. The proposed sale of the Purchased Assets to PTC remains subject to approval of the Bankruptcy Court through entry of an order approving the Transaction (the “Sale Order”).

The PTC APA contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy. The completion of the Transaction is subject to the satisfaction or waiver of a number of customary conditions, which include, among others, (i) the entry of the Sale Order and the Bidding Procedures Order, each becoming a Final Order providing for a sale of the Purchased Assets free and clear of liens, (ii) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the absence of any law or governmental order making the transactions illegal or otherwise restraining or prohibiting the consummation of the transactions, (iv) the accuracy of each party’s representations and warranties in the PTC APA (subject to specified materiality qualifications), (v) the performance in all material respects by each party of its covenants and obligations under the PTC APA, (vi) the absence of a Seller Material Adverse Effect (as defined in the PTC APA), and (vii) the satisfaction of certain employee retention conditions. None of the representations or warranties contained in the PTC APA will survive the closing of the Transaction, nor does the PTC APA provide for indemnification for any breach of such representations or warranties. The PTC APA provides that PTC shall use commercially reasonable efforts to achieve the contingent milestone events.

The PTC APA contains certain termination rights for each of the parties. The PTC APA may be terminated by mutual written consent of the parties at any time. In addition, either party may terminate the PTC APA if the closing has not occurred on or before October 15, 2026 (the “End Date”), subject to certain exceptions. PTC may also terminate the PTC APA upon the occurrence of specified events, including a material breach by the Company that is not cured within a specified period, the failure of the Bankruptcy Court to enter the Bidding Procedures Order or the Sale Order within specified timeframes, the amendment or reversal of such orders in a manner adverse to PTC, and the occurrence of certain other Bankruptcy Court or Chapter 11 Case-related events. The PTC APA will terminate automatically upon the consummation of a Competing Transaction (as defined in the PTC APA).

A hearing before the Bankruptcy Court to consider approval of the PTC APA and the Transaction is currently scheduled for September 10, 2026.

The representations, warranties and covenants of the parties set forth in the PTC APA have been made only for purposes of the PTC APA and solely for the benefit of the parties thereto. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the PTC APA, rather than establishing matters of fact. In addition, information regarding the subject matter of the representations, warranties and covenants made in the PTC APA may change after the date of the PTC APA and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, investors should not rely upon the representations, warranties or covenants in the PTC APA or any descriptions thereof as statements of factual information or conditions of the parties thereto.

The foregoing summary of the PTC APA is not complete and is qualified in its entirety by reference to the full text of the PTC APA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1#	Asset Purchase Agreement, dated August 25, 2026, by and between PTC Therapeutics, Inc. and Sangamo Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

#

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements in this report include statements concerning, among other things, the Chapter 11 Case, the anticipated consummation, timing and terms of the Transaction, the timing of the hearing before the Bankruptcy Court to approve the Transaction, PTC’s obligation to use commercially reasonable efforts to achieve the contingent milestone events, the Company’s expectations regarding the receipt, amount and timing of the Closing Consideration and the Milestone Payments, and the ability of the parties to satisfy the conditions precedent to the consummation of the proposed Transaction, including, among others, obtaining approval of the Bankruptcy Court, clearance under the HSR Act and satisfaction of the employee retention condition, and other statements that are not historical fact. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: (i) risks related to the consummation of the Transaction, including the risk that the Transaction may not be completed on the anticipated terms or timing, or at all; (ii) potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations; (iii) the Company’s ability to obtain timely approval by the Bankruptcy Court of the Sale Order; (iv) objections to the Transaction or other pleadings filed that could protract the Chapter 11 Case; (v) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including the risk that the employee retention condition to closing may not be satisfied; (vi) the Company’s ability to maintain relationships with suppliers, vendors, partners, employees and other third parties and regulatory authorities as a result of the Chapter 11 Case; (vii) the effects of the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; (viii) the Bankruptcy Court’s rulings in the Chapter 11 Case, including the approval of the terms and conditions of the Transaction and the outcome of the Chapter 11 Case generally; (ix) risks associated with third party motions in the Chapter 11 Case, which may interfere with the Company’s ability to consummate the Transaction or an alternative transaction; (x) exposure to potential litigation, including related to the Transaction, and inherent risks involved in a bankruptcy process; (xi) the occurrence of any event, change or other circumstances that could give rise to the termination of the PTC APA, whether by the exercise of a party’s termination right or automatically upon a Competing Transaction, including the failure to close on or before the End Date; (xii) the ability of the parties to obtain clearance under the HSR Act and any other required regulatory approvals; (xiii) the occurrence of a Seller Material Adverse Effect prior to closing; (xiv) the possibility that the anticipated benefits of the Transaction, including the Company’s receipt of the Milestone Payments, are not realized when expected or at all, and the risk that the Milestone Payments may never be earned or received; (xv) diversion of management’s attention from ongoing business operations and opportunities; (xvi) potential adverse reactions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of the Company or the announcement or completion of the Transaction; (xvii) the absence of survival of representations and warranties and the lack of indemnification remedies following the closing of the Transaction; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: August 28, 2026	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Chief Legal Officer and Corporate Secretary